Exhibit 4.1

PAW-

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER RULE 506 OF REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS WARRANT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE WARRANT OR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL.

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS, OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE PROVISIONS OF THE SECURITIES ACT AND UNDER PROVISIONS OF APPLICABLE STATE SECURITIES LAWS AND IN THE CASE OF AN EXEMPTION, ONLY IF THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION OF THE WARRANT OR SUCH SECURITIES, WHICH OPINION AND WHICH COUNSEL SHALL BE SATISFACTORY TO THE COMPANY IN ITS SOLE DISCRETION.

			       WARRANT

	   To Purchase _________ Shares of Common Stock
				and
  Warrants to Purchase An Additional ______ Shares of Common Stock
				of
		    MICROS-TO-MAINFRAMES, INC.

THIS CERTIFIES that, for value received, __________________ (the "Holder"), is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or prior to 5:00 p.m., New York City time on September 25, 2005 (the "Termination Date") but not thereafter, to subscribe for and purchase from MICROS-TO-MAINFRAMES, INC., a corporation incorporated in New York (the "Company"), _______________ (______) shares (the "Warrant Shares") of common stock, par value $0.001 per share, of the Company (the "Common Stock") and warrants to purchase an additional ____ shares of Common Stock (the "Additional Warrant Shares", and together with the Warrant Shares, the "Shares"), in the form annexed hereto as Exhibit A (the "Investor Warrants"). The Holder, upon exercise of this Warrant, shall be entitled to receive an Investor Warrant to purchase one share of Common Stock for each four shares of Common Stock for which this
Warrant is exercised.   The purchase price of one share of Common
Stock (the "Exercise Price") under this Warrant shall be $ 5.00 per share. The Exercise Price and the number of shares for which the Warrant is exercisable shall be subject to adjustment as provided herein.

	1. Title of Warrant. Prior to the expiration hereof and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

	2. Authorization of Shares. The Company covenants that all shares of Common Stock which may be issued upon the exercise of rights represented by this Warrant and the Investor Warrants will, upon exercise of the rights represented by this Warrant and the Investor Warrants, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

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	3.      Exercise of Warrant.  Except as provided in Section 4
herein, exercise of the purchase rights represented by this Warrant may be made at any time or times, before the close of business on the Termination Date, or such earlier date on which this Warrant may terminate as provided in this Warrant, by the surrender of this Warrant and the Notice of Exercise Form annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company) and upon payment of the Exercise Price of the shares and Investor Warrants thereby purchased by cash, check, bank draft or by wire transfer of funds to an account designated by the Company whereupon the holder of this Warrant shall be entitled (subject to collection of funds if payment is by check) to receive a certificate for the number of shares of Common Stock and Investor Warrants so purchased. This Warrant also may be exercised, in whole or in part, by means of a "cashless exercise" by tendering this Warrant to the Company for a number of shares of Common Stock having a Market Value (as defined in Section 11(a)(vi) hereof) equal to the difference between the Market Value of the shares of Common Stock issuable upon such exercise of this Warrant and the total cash exercise price of that part of the Warrant being exercised. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Warrant purchase price and all taxes required to be paid by Holder, if any, pursuant to
Section 5 prior to the issuance of such shares and Investor Warrants have been paid. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares and Investor Warrants, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased shares of Common Stock and Investor Warrants called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

	4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares or fractional Investor Warrants shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the closing market price per share of Common Stock on the date of exercise of this Warrant. No adjustment shall be made in respect of fractional Investor Warrants which the Holder would otherwise be entitled to purchase upon exercise of this Warrant.

	5. Charges, Taxes and Expenses. Issuance of certificates for shares of Common Stock and Investor Warrants upon the exercise of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this Warrant; provided, however, that in the event certificates for shares of Common Stock or Investor Warrants are to be issued in a name other than the name of the holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof; and provided further, that upon any transfer involved in the issuance or delivery of any certificates for shares of Common Stock or Investor Warrants, the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

	6. Closing of Books. The Company will not close its shareholder books or records in any manner which prevents the timely exercise of this Warrant.

	7. Transfer, Division and Combination. (a) Subject to compliance with any applicable securities laws, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new Holder for the purchase of shares of Common Stock and Investor Warrants without having a new Warrant issued.

		(b) This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and

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
denominations in which new Warrants are to be issued, signed by Holder or its agent or attorney. Subject to compliance with Section 7(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

		(c) The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 7.

		(d) The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

	 8. No Rights as Shareholder until Exercise. This Warrant does not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise thereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price, the Warrant Shares and Investor Warrants so purchased shall be deemed to be issued to such holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

	9. Loss, Theft, Destruction or Mutilation of Warrant. The Company represents and warrants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant certificate or any certificate relating to the Warrant Shares or the Investor Warrants, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of such Warrant or certificate, if mutilated, the Company will make and deliver a new Warrant or certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or certificate.

       10. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

       11. Adjustment of Exercise Price and Number of Warrant Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following.

	(a) Issuance or Sale of Common Stock. Except as hereinafter provided, in case the Company shall, at any time after the date hereof, issue or sell any shares of Common Stock (other than the issuances or sales referred to in Section 11(f) hereof), including shares held in the Company's treasury and shares of Common Stock issued upon the exercise of any options, rights or warrants to subscribe for shares of Common Stock (other than the issuances or sales of Common Stock pursuant to rights to subscribe for such Common Stock distributed pursuant to Paragraph 11(i) hereof) and shares of Common Stock issued upon the direct or indirect conversion or exchange of securities for shares of Common Stock, for a consideration per share less than both the "Market Price" (as defined in Paragraph 11
(a)(vi) hereof) per share of Common Stock determined as of the trading day immediately preceding such issuance or sale and the Exercise Price in effect immediately prior to such issuance or sale, or without consideration, then forthwith upon such issuance or sale, the Exercise Price shall (until another such issuance or sale) be reduced to the price (calculated to the nearest full cent) determined by multiplying the Exercise Price in effect immediately prior to such issuance or sale by a fraction, the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issuance or sale multiplied by the Exercise Price immediately prior to such issuance or sale plus (2) the consideration received by the Company upon such issuance or sale, and the denominator of which shall be the product of (x) the total number of shares of Common Stock outstanding immediately after such issuance or sale, multiplied by (y) the Exercise Price immediately prior to such issuance or sale;
provided, however, that in no event shall the Exercise Price be adjusted pursuant to this computation to an amount in excess of the Exercise Price in effect immediately prior to such computation, except in the case of a combination of outstanding shares of Common Stock, as provided by Section 11(c) hereof. For the purposes of this Section
11, the term "Exercise Price" shall mean the exercise price of this Warrant, as adjusted from time to time pursuant to the provisions of his Section 11.

For the purposes of any computation to be made in accordance with this
Section 11(a), the following provisions shall be applicable:

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       (i)     In case of the issuance or sale of shares of Common
Stock for a consideration part or all of which shall be cash, the amount of the cash consideration therefor shall be deemed to be the amount of cash received by the Company for such shares (or, if shares of Common Stock are offered by the Company for subscription, the subscription price, or, if such securities shall be sold to underwriters or dealers for a public offering without a subscription offering, the public offering price) before deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services, or any expenses incurred in connection therewith.

(ii) In case of the issuance or sale (otherwise than as a dividend or other distribution on any stock of the Company) of shares of Common Stock for a consideration part or all of which shall be other than cash, the amount of the consideration therefor other than cash shall be deemed to be the value of such consideration as determined in good faith by the Board of Directors of the Company.

(iii) Shares of Common Stock issuable by way of dividend or other distribution on any stock of the Company shall be deemed to have been issued immediately after the opening of business on the day following the record date for the determination of stockholders entitled to receive such dividend or other distribution and shall be deemed to have been issued without consideration.

(iv) The reclassification of securities of the Company other than shares of Common Stock into securities including shares of Common Stock shall be deemed to involve the issuance of such shares of Common Stock for a consideration other than cash immediately prior to the close of business on the date fixed for the determination of securityholders entitled to receive such shares, and the value of the consideration allocable to such shares of Common Stock shall be determined as provided in subparagraph (ii) of this Section 11(a).

(v) The number of shares of Common Stock at any one time outstanding shall include the aggregate number of shares issued or issuable upon the exercise of options, rights or warrants and upon the conversion or exchange of convertible or exchangeable securities.

(vi) As used herein, the phrase "Market Price" at any date shall be deemed to be the average of the last reported sale price, or, in case no such reported sale takes place on such day, the average of the last reported sale prices for the last five trading days, in either case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading or as reported on the Nasdaq Stock Market, or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on the Nasdaq Stock Market, the closing bid quotation on the OTC Bulletin Board or otherwise in the over-the-counter market as furnished by the National Association of Securities Dealers, Inc. through Nasdaq or a similar organization if Nasdaq is no longer reporting such information, or if the Common Stock is not quoted on Nasdaq or the OTC Bulletin Board, as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it for the day immediately preceding such issuance or sale. If the Common Stock is listed or admitted to trading on a national securities exchange and also quoted on the Nasdaq Stock Market, the Market Price shall be determined as hereinabove provided by reference to the prices reported in the Nasdaq Stock Market; provided that if the Common Stock is listed or admitted to trading on the New York Stock Exchange, the Market Price shall be determined as hereinabove provided by reference to the prices reported by such exchange.

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
      (b) Options, Rights, Warrants and Convertible and Exchangeable Securities. Except in the case of the Company issuing rights to subscribe for shares of Common Stock distributed pursuant to
Section 11(i) hereof, if the Company shall at any time after the date hereof issue options, rights or warrants to subscribe for shares of Common Stock, or issue any securities convertible into or exchangeable for shares of Common Stock, in each case other than the issuances or sales referred to in Section 11(f) hereof, (i) for a consideration per share less than the lesser of (a) the Exercise Price in effect immediately prior to the issuance of such options, rights or warrants, or such convertible or exchangeable securities, or (b) the Market Price determined as of the trading day immediately preceding such issuance, or (ii) without consideration, the Exercise Price in effect immediately prior to the issuance of such options, rights or warrants, or such convertible or exchangeable securities, as the case may be, shall be reduced to a price determined by making a computation in accordance with the provisions of Section 11(a) hereof, provided that:

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      (i)     The aggregate maximum number of shares of Common
Stock, as the case may be, issuable under all the outstanding options, rights or warrants shall be deemed to be issued and outstanding at the time all the outstanding options, rights or warrants were issued, and for a consideration equal to the minimum purchase price per share provided for in the options, rights or warrants at the time of issuance, plus the consideration (determined in the same manner as consideration received on the issue or sale of shares in accordance with the terms of Section 11(a) hereof), if any, received by the Company for the options, rights or warrants, and if no minimum purchase price is provided in the options, rights or warrants, then the minimum purchase price shall be equal to zero; provided, however, that upon the expiration or other termination of the options, rights or warrants, if any thereof shall not have been exercised, the number of shares of Common Stock deemed to be issued and outstanding pursuant to this Section 11(b) (and for the purposes of subparagraph (v) of Section 11(a) hereof) shall be reduced by such number of shares as to which options, warrants and/or rights shall have expired or terminated unexercised, and such number of shares shall no longer be deemed to be issued and outstanding, and the Exercise Price then in effect shall forthwith be readjusted and thereafter be the price which it would have been had adjustment been made on the basis of the issuance only of shares actually issued or issuable upon the exercise of those options, rights or warrants as to which the exercise rights shall not have expired or terminated unexercised.

(ii) The aggregate maximum number of shares of Common Stock issuable upon conversion or exchange of any convertible or exchangeable securities shall be deemed to be issued and outstanding at the time of issuance of such securities, and for a consideration equal to the consideration (determined in the same manner as consideration received on the issue or sale of shares of Common Stock in accordance with the terms of Section 11 (a) hereof) received by the Company for such securities, plus the minimum consideration, if any, receivable by the Company upon the conversion or exchange thereof; provided, however, that upon the expiration or other termination of the right to convert or exchange such convertible or exchangeable securities (whether by reason of redemption or otherwise), the number of shares deemed to be issued and outstanding pursuant to this subparagraph (ii) (and for the purpose of subparagraph (v) of Section 11(a) hereof) shall be reduced by such number of shares as to which the conversion or exchange rights shall have expired or terminated unexercised, and such number of shares shall no longer be deemed to be issued and outstanding, and the Exercise Price then in effect shall forthwith be readjusted and thereafter be the price which it would have been had adjustment been made on the basis of the issuance only of the shares actually issued or issuable upon the conversion or exchange of those convertible or exchangeable securities as to which the conversion or exchange rights shall not have expired or terminated unexercised. No adjustment will be made pursuant to this subparagraph (ii) upon the issuance by the Company of any convertible or exchangeable securities pursuant to the exercise of any option, right or warrant exercisable therefor, to the extent that adjustments in respect of such options, rights or warrants were previously made pursuant to the provisions of subparagraph (i) of this Section 11(b).

(iii) If any change shall occur in the price per share provided for in any of the options, rights or warrants referred to in subparagraph (i) of this Section 11(b), or in the price per share at which the securities referred to in subparagraph (ii) of this Section 11(b) are convertible or exchangeable, or if any such options, rights or warrants are exercised at a price greater than the minimum purchase price provided for in such options, rights or warrants, or any such securities are converted or exercised for more than the minimum consideration receivable by the Company upon such conversion or exchange, the options, rights or warrants or conversion or exchange rights, as the case may be, shall be deemed to have expired or terminated on the date when such price change became effective in respect of shares not theretofore issued pursuant to the exercise or conversion or exchange thereof, and the Company shall be deemed to have issued upon such date new options, rights or warrants or convertible or exchangeable securities at the new price with respect of the number of shares issuable upon the exercise of such options, rights or warrants or the conversion or exchange of such convertible or exchangeable securities; provided, however, that no adjustment shall be made pursuant to this subparagraph (iii) with respect to any change in the price per share provided for in any of the options, rights or warrants referred to in subparagraph (i) of this Section 11(b), or in the price per share at which the securities referred to in subparagraph (ii) of this Section 11(b) are convertible or exchangeable, which change results from the application of the anti-dilution provisions thereof in connection with an event for which, subject to subparagraph (iv) of Section 11(f), an adjustment to the Exercise Price and the number of securities issuable upon exercise of this Warrant will be required to be made pursuant to this Section 11.
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(c)     Subdivision and Combination.  In case the Company
shall at any time after the date hereof subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

(d) Adjustment in Number of Warrant Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 11, the number of shares of Common Stock issuable upon the exercise of this Warrant shall be adjusted to the nearest full whole number by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted
Exercise Price.

(e) Reclassification, Consolidation, Merger, etc. In case of any reclassification or change of the outstanding shares of Common Stock (other than a change in par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in the case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding shares of Common Stock, except a change as a result of a subdivision or combination of such shares or a change in par value, as aforesaid), or in the case of a sale or conveyance to another corporation of the property of the Company as an entirety, the Holder shall thereafter have the right to purchase the kind and number of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance as if the Holder were the owner of the shares of Common Stock underlying this Warrant immediately prior to any such events at a price equal to the product of (x) the number of shares of Common Stock issuable upon exercise of this Warrant and (y) the Exercise Price in effect immediately prior to the record date for such reclassification, change, consolidation, merger, sale or conveyance as if such Holder had exercised this Warrant.

(f) No Adjustment of Exercise Price in Certain Cases. Notwithstanding anything herein to the contrary, no adjustment of the Exercise Price shall be made:
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(i)     Upon the issuance of the shares of Common Stock that
may be acquired upon the exercise of warrants to purchase an aggregate of 6,000 shares of Common Stock, identical to the Investor Warrants, which warrants may be acquired upon exercise of this Warrant and like warrants issued to designees of Sunrise Securities Corp. issued on the date hereof; or

(ii) Upon (i) the issuance of options pursuant to the Company's stock option plans in effect on the date hereof or as hereafter amended in accordance with the terms thereof or any other employee or executive stock option or award plan approved by stockholders of the Company or the sale by the Company of any shares of Common Stock pursuant to the exercise of any such options, or (ii) the sale by the Company of any shares of Common Stock pursuant to the exercise of any options or warrants issued and outstanding on the date hereof.

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       (g)     Adjustment of Investor Warrants Underlying.  With
respect to the Investor Warrants that may be acquired upon exercise of this Warrant, the exercise price of the Investor Warrants and the number of shares of Common Stock and other securities purchasable pursuant to the Investor Warrants shall be adjusted in accordance with the terms and provisions of the Investor Warrants, upon the occurrence, at any time after the date hereof, of any of the events described in the Investor Warrant requiring such adjustment, with the same force and effect as if the Investor Warrants had been issued as of this date, whether or not the Investor Warrants shall have been exercised at the time of the occurrence of such event and whether or not the Investor Warrants shall be issued and outstanding at the time of the occurrence of such event. Thereafter, the Investor Warrants shall be exercisable at such adjusted exercise price for such adjusted number of shares of Common Stock or other securities, properties or rights as provided for in the Investor Warrants.

     (h)     Dividends and Other Distributions with Respect to
Outstanding Securities.   In the event that the Company shall at any
time after the date hereof and prior to the exercise and expiration of this Warrant declare a dividend (other than a dividend consisting solely of shares of Common Stock or a cash dividend or distribution payable out of current or retained earnings) or otherwise distribute to the holders of Common Stock any monies, assets, property, rights, evidences of indebtedness, securities (other than such a cash dividend or distribution or dividend consisting solely of shares of Common Stock), whether issued by the Company or by another person or entity, or any other thing of value, the Holder of this Warrant shall thereafter be entitled, in addition to the shares of Common Stock or other securities receivable upon the exercise thereof, to receive, upon the exercise of this Warrant, the same monies, property, assets, rights, evidences of indebtedness, securities or any other thing of value that the Holder would have been entitled to receive at the time of such dividend or distribution as if the Holder was the owner of the shares of Common Stock underlying this Warrant. At the time of any such dividend or distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this
Section 11(h).

(i) Subscription Rights for Shares of Common Stock or Other Securities. In case the Company shall at any time after the date hereof and prior to the exercise of this Warrant in full issue any rights to subscribe for shares of Common Stock or any other securities of the Company to all the holders of Common Stock, the Holder of this Warrant shall be entitled, in addition to the shares of Common Stock or other securities receivable upon the exercise of this Warrant, to receive such rights at the time such rights are distributed to the other stockholders of the Company but only to the extent of the number of shares of Common Stock, if any, for which this Warrant remains exercisable.

(j) Notice in Event of Dissolution. In case of the dissolution, liquidation or winding-up of the Company, all rights under this Warrant shall terminate on a date fixed by the Company, such date to be no earlier than ten (10) days prior to the effectiveness of such dissolution, liquidation or winding-up and not later than five (5) days prior to such effectiveness. Notice of such termination of purchase rights shall be given to the registered Holder of this Warrant, as the same shall appear on the books and records of the Company, by registered mail at least thirty (30) days prior to such termination date.

	12. Voluntary Adjustment by the Company. The Company may at any time during the term of this Warrant, reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

        13. Notice of Adjustment. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly mail by registered or certified mail, return receipt requested, to the holder of this Warrant notice of such adjustment or adjustments setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such notice, in absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.

      14.     Notice of Corporate Action.  If at any time

		(a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any

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
class or any other securities or property, or to receive any other right, or

		(b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation or,

		(c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company; then, in any one or more of such cases, the Company shall give to Holder (i) at least 30 days' prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 30 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 16(d).

	15. Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of NASDAQ or any domestic securities exchange upon which the Common Stock may be listed.

	The Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant or the Investor Warrants above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant and the Investor Warrants, and (c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant and the Investor Warrants.

	Upon the request of Holder, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form reasonably satisfactory to Holder, the continuing validity of this Warrant and the obligations of the Company hereunder.

	Before taking any action which would cause an adjustment reducing the current Exercise Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Warrants, the Company shall take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of such Common Stock at such adjusted Exercise Price.

	Before taking any action which would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

       16.     Miscellaneous.

       (a) Issue Date; Jurisdiction. The provisions of this Warrant shall be construed and shall be given effect in all respects as if it had been issued and delivered by the Company on the date hereof. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of New York without regard to its conflict of law, principles or rules, and be subject to arbitration pursuant to the terms set forth in the Agreement.

       (b) Restrictions. The holder hereof acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

       (c) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies, notwithstanding all rights hereunder terminate on the Termination Date. If the Company fails to make, when due, any payments provided for hereunder, or fails to comply with any other provision of this Warrant, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

      (d) Notices. Any notice, request or other document required or permitted to be given or delivered to the holder hereof by the Company shall be delivered in accordance with the notice provisions of the subscription agreement between the Holder and the Company.

      (e) Limitation of Liability. No provision hereof, in the absence of affirmative action by Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

      (f) Remedies. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

      (g) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Stock.

      (h)     Cooperation.  The Company shall cooperate with
Holder in supplying such information as may be reasonably necessary for Holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Warrant or Common Stock.

     (i) Indemnification. The Company agrees to indemnify and hold harmless Holder from and against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses and disbursements of any kind which may be imposed upon, incurred by or asserted against Holder in any manner relating to or arising out of any failure by the Company to perform or observe in any material respect any of its covenants, agreements, undertakings or obligations set forth in this Warrant; provided, however, that the Company will not be liable hereunder to the extent that any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses or disbursements are found in a final non-appealable judgment by a court to have resulted from Holder's negligence, bad faith or willful misconduct in its capacity as a stockholder or warrantholder of the Company.

     (j) Amendment. This Warrant and all other Warrants may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

     (k) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

     (l) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

		IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated: September 26,  2000

			  MICROS-TO-MAINFRAMES, INC.



		     By:
			 ____________________
			 Steven H. Rothman
			 Chief Executive Officer and President

			     NOTICE OF EXERCISE



To:     MICROS-TO-MAINFRAMES, INC.


     (1) The undersigned hereby elects to purchase ________ shares of Common Stock, par value $0.001 per share (the "Common
Stock"), of MICROS-TO-MAINFRAMES, INC. and warrants to purchase an additional ____ shares of Common Stock pursuant to the terms of the attached Warrant, and

	- tenders herewith payment of the exercise price in full together with all applicable transfer taxes, if any; or

	-  tenders the Warrant for cashless exercise

      (2)     Calculation of cashless exercise value, if applicable:

      (3) Please issue a certificate or certificates representing said shares of Common Stock and Warrants in the name of the undersigned or in such other name as is specified below:

			_______________________________
			(Name)

			_______________________________
			(Address)
			_______________________________




Dated:


					      ______________________________
							Signature

			    ASSIGNMENT FORM

	   (To assign the foregoing warrant, execute this form and supply required information.
	    Do not use this form to exercise the warrant.)

      FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to_______________________

_______________________________________________ whose address is

_______________________________________________________________.



_______________________________________________________________

			Dated:  ________________________,


			Holder's Signature:     _____________________________

			Holder's Address:       _____________________________

						_____________________________



Signature Guaranteed:  ___________________________________________



NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in an fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

							    EXHIBIT A

W-

NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER RULE 506 OF REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS WARRANT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE WARRANT OR THE SHARES ISSUABLE UPON EXERCISE HEREOF IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL.

NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF MAY BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS, OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE PROVISIONS OF THE SECURITIES ACT AND UNDER PROVISIONS OF APPLICABLE STATE SECURITIES LAWS AND IN THE CASE OF AN EXEMPTION, ONLY IF THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION OF THE WARRANT OR SUCH SHARES, WHICH OPINION AND WHICH COUNSEL SHALL BE SATISFACTORY TO THE COMPANY IN ITS SOLE DISCRETION.

			 STOCK PURCHASE WARRANT

	   To Purchase _________ Shares of Common Stock of

			MICROS-TO-MAINFRAMES, INC.

THIS CERTIFIES that, for value received, ________________ (the "Holder"), is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or prior to 5:00 p.m., New York City time on September 25, 2005 (the "Termination Date") but not thereafter, to subscribe for and purchase from MICROS-TO-MAINFRAMES, INC., a corporation incorporated in New York (the "Company"),___________________ shares (the "Warrant Shares") of common stock, par value $0.001 per share of the Company (the "Common Stock"). The purchase price of one share of Common Stock (the "Exercise Price") under this Warrant shall be $ 5.00 per share. The Exercise Price and the number of shares for which the Warrant is exercisable shall be subject to adjustment as provided herein.

	1. Title of Warrant. Prior to the expiration hereof and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

	2. Authorization of Shares. The Company covenants that all shares of Common Stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

	3. Exercise of Warrant. Except as provided in Section 4 herein, exercise of the purchase rights represented by this Warrant may be made at any time or times, before the close of business on the Termination Date, or such earlier date on which this Warrant may terminate as provided in this Warrant, by the surrender of this Warrant and the Notice of Exercise Form annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company) and upon payment of the Exercise Price of the shares thereby purchased by cash, check, bank draft or by wire transfer of funds to an account designated by the Company whereupon the holder of this Warrant shall be entitled (subject to collection of funds if payment is by check) to receive a certificate for the number of shares of Common Stock so purchased. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Warrant purchase price and all taxes required to be paid by Holder, if any, pursuant to Section 5 prior to the issuance of such shares have been paid. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

    4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the closing market price per share of Common Stock on the date of exercise of this Warrant.

    5. Charges, Taxes and Expenses. Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this Warrant; provided, however, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof; and provided further, that upon any transfer involved in the issuance or delivery of any certificates for shares of Common Stock, the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

    6. Closing of Books. The Company will not close its shareholder books or records in any manner which prevents the timely exercise of this Warrant.

    7. Transfer, Division and Combination. (a) Subject to compliance with any applicable securities laws, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new Holder for the purchase of shares of Common Stock without having a new Warrant issued.
		(b) This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by Holder or its agent or attorney. Subject to compliance with Section 7(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

		(c) The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or
Warrants under this Section 7.
		(d) The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.
				2

       8. No Rights as Shareholder until Exercise. This Warrant does not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise thereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price, the Warrant Shares so purchased shall be and be deemed to be issued to such holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.


       9. Loss, Theft, Destruction or Mutilation of Warrant. The Company represents and warrants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant certificate or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

      10. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

11. Adjustment of Exercise Price and Number of Warrant Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following.

(a) Issuance or Sale of Common Stock. Except as hereinafter provided, in case the Company shall, at any time after the date hereof, issue or sell any shares of Common Stock (other than the issuances or sales referred to in Section 11(f) hereof), including shares held in the Company's treasury and shares of Common Stock issued upon the exercise of any options, rights or warrants to subscribe for shares of Common Stock (other than the issuances or sales of Common Stock pursuant to rights to subscribe for such Common Stock distributed pursuant to Paragraph 11(i) hereof) and shares of Common Stock issued upon the direct or indirect conversion or exchange of securities for shares of Common Stock, for a consideration per share less than both the "Market Price" (as defined in Paragraph 11
(a)(vi) hereof) per share of Common Stock determined as of the trading day immediately preceding such issuance or sale and the Exercise Price in effect immediately prior to such issuance or sale, or without consideration, then forthwith upon such issuance or sale, the Exercise Price shall (until another such issuance or sale) be reduced to the price (calculated to the nearest full cent) determined by multiplying the Exercise Price in effect immediately prior to such issuance or sale by a fraction, the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issuance or sale multiplied by the Exercise Price immediately prior to such issuance or sale plus (2) the consideration received by the Company upon such issuance or sale, and the denominator of which shall be the product of (x) the total number of shares of Common Stock outstanding immediately after such issuance or sale, multiplied by (y) the Exercise Price immediately prior to such issuance or sale; provided, however, that in no event shall the Exercise Price be adjusted pursuant to this computation to an amount in excess of the Exercise Price in effect immediately prior to such computation, except in the case of a combination of outstanding shares of Common Stock, as provided by Section 11(c) hereof.

For the purposes of this Section 11, the term "Exercise Price" shall mean the exercise price of this Warrant, as adjusted from time to time pursuant to the provisions of this Section 11.

		For the purposes of any computation to be made in accordance with this Section 11(a), the following provisions shall be applicable:

	(i) In case of the issuance or sale of shares of Common Stock for a consideration part or all of which shall be cash, the amount of the cash consideration therefor shall be deemed to be the amount of cash received by the Company for such shares (or, if shares of Common Stock are offered by the Company for subscription, the subscription price, or, if such securities shall be sold to underwriters or dealers for a public offering without a subscription offering, the public offering price) before deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services, or any expenses incurred in connection therewith.

	(ii) In case of the issuance or sale (otherwise than as a dividend or other distribution on any stock of the Company) of shares of Common Stock for a consideration part or all of which shall be other than cash, the amount of the consideration therefor other than cash shall be deemed to be the value of such consideration as determined in good faith by the Board of Directors of the Company.

	(iii) Shares of Common Stock issuable by way of dividend or other distribution on any stock of the Company shall be deemed to have been issued immediately after the opening of business on the day following the record date for the determination of stockholders entitled to receive such dividend or other distribution and shall be deemed to have been issued without consideration.

	(iv) The reclassification of securities of the Company other than shares of Common Stock into securities including shares of Common Stock shall be deemed to involve the issuance of such shares of Common Stock for a consideration other than cash immediately prior to the close of business on the date fixed for the determination of securityholders entitled to receive such shares, and the value of the consideration allocable to such shares of Common Stock shall be determined as provided in subparagraph (ii) of this Section 11(a).

	(v) The number of shares of Common Stock at any one time outstanding shall include the aggregate number of shares issued or issuable upon the exercise of options, rights or warrants and upon the conversion or exchange of convertible or exchangeable securities.

	(vi) As used herein, the phrase "Market Price" at any date shall be deemed to be the average of the last reported sale price, or, in case no such reported sale takes place on such day, the average of the last reported sale prices for the last five trading days, in either case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading or as reported on the Nasdaq Stock Market, or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on the Nasdaq Stock Market, the closing bid quotation on the OTC Bulletin Board or otherwise in the over-the-counter market as furnished by the National Association of Securities Dealers, Inc. through Nasdaq or a similar organization if Nasdaq is no longer reporting such information, or if the Common Stock is not quoted on Nasdaq or the OTC Bulletin Board, as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it for the day immediately preceding such issuance or sale. If the Common Stock is listed or admitted to trading on a national securities exchange and also quoted on the Nasdaq Stock Market, the Market Price shall be determined as hereinabove provided by reference to the prices reported in the Nasdaq Stock Market; provided that if the Common Stock is listed or admitted to trading on the New York Stock Exchange, the Market Price shall be determined as hereinabove provided by reference to the prices reported by such exchange.

		(b) Options, Rights, Warrants and Convertible and Exchangeable Securities. Except in the case of the Company issuing rights to subscribe for shares of Common Stock distributed pursuant to
Section 11(i) hereof, if the Company shall at any time after the date hereof issue options, rights or warrants to subscribe for shares of Common Stock, or issue any securities convertible into or exchangeable for shares of Common Stock, in each case other than the issuances or sales referred to in Section 11(f) hereof, (i) for a consideration per share less than the lesser of (a) the Exercise Price in effect immediately prior to the issuance of such options, rights or warrants, or such convertible or exchangeable securities, or (b) the Market Price determined as of the trading day immediately preceding such issuance, or (ii) without consideration, the Exercise Price in effect immediately prior to the issuance of such options, rights or warrants, or such convertible or exchangeable securities, as the case may be, shall be reduced to a price determined by making a computation in accordance with the provisions of Section 11(a) hereof, provided that:

	(i) The aggregate maximum number of shares of Common Stock, as the case may be, issuable under all the outstanding options, rights or warrants shall be deemed to be issued and outstanding at the time all the outstanding options, rights or warrants were issued, and for a consideration equal to the minimum purchase price per share provided for in the options, rights or warrants at the time of issuance, plus the consideration (determined in the same manner as consideration received on the issue or sale of shares in accordance with the terms of Section 11(a) hereof), if any, received by the Company for the options, rights or warrants, and if no minimum purchase price is provided in the options, rights or warrants, then the minimum purchase price shall be equal to zero; provided, however, that upon the expiration or other termination of the options, rights or warrants, if any thereof shall not have been exercised, the number of shares of Common Stock deemed to be issued and outstanding pursuant to this Section 11(b) (and for the purposes of subparagraph (v) of Section 11(a) hereof) shall be reduced by such number of shares as to which options, warrants and/or rights shall have expired or terminated unexercised, and such number of shares shall no longer be deemed to be issued and outstanding, and the Exercise Price then in effect shall forthwith be readjusted and thereafter be the price which it would have been had adjustment been made on the basis of the issuance only of shares actually issued or issuable upon the exercise of those options, rights or warrants as to which the exercise rights shall not have expired or terminated unexercised.

	(ii)    The aggregate maximum number of shares of Common
Stock issuable upon conversion or exchange of any convertible or exchangeable securities shall be deemed to be issued and outstanding at the time of issuance of such securities, and for a consideration equal to the consideration (determined in the same manner as consideration received on the issue or sale of shares of Common Stock in accordance with the terms of Section 11 (a) hereof) received by the Company for such securities, plus the minimum consideration, if any, receivable by the Company upon the conversion or exchange thereof; provided, however, that upon the expiration or other termination of the right to convert or exchange such convertible or exchangeable securities (whether by reason of redemption or otherwise), the number of shares deemed to be issued and outstanding pursuant to this subparagraph (ii) (and for the purpose of subparagraph (v) of Section 11(a) hereof) shall be reduced by such number of shares as to which the conversion or exchange rights shall have expired or terminated unexercised, and such number of shares shall no longer be deemed to be issued and outstanding, and the Exercise Price then in effect shall forthwith be readjusted and thereafter be the price which it would have been had adjustment been made on the basis of the issuance only of the shares actually issued or issuable upon the conversion or exchange of those convertible or exchangeable securities as to which the conversion or exchange rights shall not have expired or terminated unexercised. No adjustment will be made pursuant to this subparagraph
(ii) upon the issuance by the Company of any convertible or exchangeable securities pursuant to the exercise of any option, right or warrant exercisable therefor, to the extent that adjustments in respect of such options, rights or warrants were previously made pursuant to the provisions of subparagraph (i) of this Section 11(b).

	(iii) If any change shall occur in the price per share provided for in any of the options, rights or warrants referred to in subparagraph (i) of this Section 11(b), or in the price per share at which the securities referred to in subparagraph (ii) of this Section 11(b) are convertible or exchangeable, or if any such options, rights or warrants are exercised at a price greater than the minimum purchase price provided for in such options, rights or warrants, or any such securities are converted or exercised for more than the minimum consideration receivable by the Company upon such conversion or exchange, the options, rights or warrants or conversion or exchange rights, as the case may be, shall be deemed to have expired or terminated on the date when such price change became effective in respect of shares not theretofore issued pursuant to the exercise or conversion or exchange thereof, and the Company shall be deemed to have issued upon such date new options, rights or warrants or convertible or exchangeable securities at the new price with respect of the number of shares issuable upon the exercise of such options, rights or warrants or the conversion or exchange of such convertible or exchangeable securities; provided, however, that no adjustment shall be made pursuant to this subparagraph (iii) with respect to any change in the price per share provided for in any of the options, rights or warrants referred to in subparagraph (i) of this Section 11(b), or in the price per share at which the securities referred to in subparagraph (ii) of this Section 11(b) are convertible or exchangeable, which change results from the application of the anti-dilution provisions thereof in connection with an event for which, subject to subparagraph (iv) of Section 11(f), an adjustment to the Exercise Price and the number of securities issuable upon exercise of this Warrant will be required to be made pursuant to this Section 11.

		(c) Subdivision and Combination. In case the Company shall at any time after the date hereof subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

		(d) Adjustment in Number of Warrant Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 11, the number of shares of Common Stock issuable upon the exercise of this Warrant shall be adjusted to the nearest full whole number by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

		(e) Reclassification, Consolidation, Merger, etc. In case of any reclassification or change of the outstanding shares of Common Stock (other than a change in par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in the case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding shares of Common Stock, except a change as a result of a subdivision or combination of such shares or a change in par value, as aforesaid), or in the case of a sale or conveyance to another corporation of the property of the Company as an entirety, the Holder shall thereafter have the right to purchase the kind and number of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance as if the Holder were the owner of the shares of Common
Stock underlying this Warrant immediately prior to any such events at a price equal to the product of (x) the number of shares of Common
Stock issuable upon exercise of this Warrant and (y) the Exercise
Price in effect immediately prior to the record date for such reclassification, change, consolidation, merger, sale or conveyance as if such Holder had exercised this Warrant.

		(f) No Adjustment of Exercise Price in Certain Cases. Notwithstanding anything herein to the contrary, no adjustment of the Exercise Price shall be made:

		(i) Upon the issuance of shares of Common Stock that may be acquired upon the exercise of warrants to purchase an aggregate of 6,000 shares of Common Stock identical to this Warrant issued upon exercise of warrants granted to the designees of Sunrise Securities Corp. in connection with a private offering of the Company's securities; or

		(ii) Upon (i) the issuance of options pursuant to the Company's stock option plans in effect on the date hereof or as hereafter amended in accordance with the terms thereof or any other employee or executive stock option or award plan approved by stockholders of the Company or the sale by the Company of any shares of Common Stock pursuant to the exercise of any such options, or (ii) the sale by the Company of any shares of Common Stock pursuant to the exercise of any options or warrants issued and outstanding on the date hereof.

		(g)     Dividends and Other Distributions with Respect to
Outstanding Securities.   In the event that the Company shall at any
time after the date hereof and prior to the exercise and expiration of this Warrant declare a dividend (other than a dividend consisting solely of shares of Common Stock or a cash dividend or distribution payable out of current or retained earnings) or otherwise distribute to the holders of Common Stock any monies, assets, property, rights, evidences of indebtedness, securities (other than such a cash dividend or distribution or dividend consisting solely of shares of Common
Stock), whether issued by the Company or by another person or entity, or any other thing of value, the Holder of this Warrant shall thereafter be entitled, in addition to the shares of Common Stock or other securities receivable upon the exercise thereof, to receive, upon the exercise of this Warrant, the same monies, property, assets, rights, evidences of indebtedness, securities or any other thing of value that the Holder would have been entitled to receive at the time of such dividend or distribution as if the Holder was the owner of the shares of Common Stock underlying this Warrant. At the time of any such dividend or distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this
Section 11(h).

		(h) Subscription Rights for Shares of Common Stock or Other Securities. In case the Company shall at any time after the date hereof and prior to the exercise of this Warrant in full issue any rights to subscribe for shares of Common Stock or any other securities of the Company to all the holders of Common Stock, the Holder of this Warrant shall be entitled, in addition to the shares of Common Stock or other securities receivable upon the exercise of this Warrant, to receive such rights at the time such rights are distributed to the other stockholders of the Company but only to the extent of the number of shares of Common Stock, if any, for which this Warrant remains exercisable.

                (i) Notice in Event of Dissolution. In case of the dissolution, liquidation or winding-up of the Company, all rights under this Warrant shall terminate on a date fixed by the Company, such date to be no earlier than ten (10) days prior to the effectiveness of such dissolution, liquidation or winding-up and not later than five (5) days prior to such effectiveness. Notice of such termination of purchase rights shall be given to the registered Holder of this Warrant, as the same shall appear on the books and records of the Company, by registered mail at least thirty (30) days prior to such termination date."

		12. Voluntary Adjustment by the Company. The Company may at any time during the term of this Warrant, reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

		13. Notice of Adjustment. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly mail by registered or certified mail, return receipt requested, to the holder of this Warrant notice of such adjustment or adjustments setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such notice, in absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.

		14.     Notice of Corporate Action.  If at any time

		(a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

		(b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation or,

		(c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company; then, in any one or more of such cases, the Company shall give to Holder (i) at least 30 days' prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 30 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 16(d).

      15. Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of NASDAQ or any domestic securities exchange upon which the Common Stock may be listed.

	The Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

	Upon the request of Holder, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form reasonably satisfactory to Holder, the continuing validity of this Warrant and the obligations of the Company hereunder.

	Before taking any action which would cause an adjustment reducing the current Exercise Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Warrants, the Company shall take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of such Common Stock at such adjusted Exercise Price.

	Before taking any action which would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

      16.     Miscellaneous.

	 (a) Issue Date; Jurisdiction. The provisions of this Warrant shall be construed and shall be given effect in all respects as if it had been issued and delivered by the Company on the date hereof. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of New York without regard to its conflict of law, principles or rules, and be subject to arbitration pursuant to the terms set forth in the Agreement.

	(b) Restrictions. The holder hereof acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

	(c) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies, notwithstanding all rights hereunder terminate on the Termination Date. If the Company fails to make, when due, any payments provided for hereunder, or fails to comply with any other provision of this Warrant, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of is rights, powers or remedies hereunder.

       (d) Notices. Any notice, request or other document required or permitted to be given or delivered to the holder hereof by the Company shall be delivered in accordance with the notice provisions of the subscription agreement between the Holder and the Company.

       (e)     Limitation of Liability.  No provision hereof, in
the absence of affirmative action by Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.
				10

      (f) Remedies. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

     (g) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Stock.

    (h)     Cooperation.  The Company shall cooperate with
Holder in supplying such information as may be reasonably necessary for Holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Warrant or Restricted Common Stock.

   (i) Indemnification. The Company agrees to indemnify and hold harmless Holder from and against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses and disbursements of any kind which may be imposed upon, incurred by or asserted against Holder in any manner relating to or arising out of any failure by the Company to perform or observe in any material respect any of its covenants, agreements, undertakings or obligations set forth in this Warrant; provided, however, that the Company will not be liable hereunder to the extent that any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses or disbursements are found in a final non-appealable judgment by a court to have resulted from Holder's negligence, bad faith or willful misconduct in its capacity as a stockholder or warrantholder of the Company.

   (j) Amendment. This Warrant and all other Warrants may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

   (k) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

    (l) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

		IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated: September 26,  2000

				     MICROS-TO-MAINFRAMES, INC.



			       By:______________________

				    Steven H. Rothman
				    Chief Executive Officer and President

                          NOTICE OF EXERCISE


To:     MICROS-TO-MAINFRAMES, INC.


    (1) The undersigned hereby elects to purchase ________ shares of Common Stock, par value $0.001 per share (the "Common Stock"), of MICROS-TO-MAINFRAMES, INC. pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

    (2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:


			_______________________________
			(Name)

			_______________________________
			(Address)
			_______________________________




Dated:


					      ______________________________
							Signature

			  ASSIGNMENT FORM

	    (To assign the foregoing warrant, execute this form and supply required information.
	    Do not use this form to exercise the warrant.)


	FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

_______________________________________________________________.



_______________________________________________________________

			Dated:  ________________________,


			Holder's Signature:     _____________________________

			Holder's Address:       _____________________________

						_____________________________



Signature Guaranteed:  ___________________________________________



NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in an fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.
                             14